SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2001

                         PROVIDIAN FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

   Delaware                          1-12897                          94-2933952
(State or Other                  (Commission File               (I.R.S. Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)

201 Mission Street, San Francisco, California                              94105
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (415) 543-0404

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.


On November 28, 2001, Providian Financial Corporation (the "Company") issued a press release announcing that its Providian National Bank and Providian Bank subsidiaries had entered into agreements with their U.S. regulators. The Company also announced that it had determined to seek the sale of its Argentina and United Kingdom credit card businesses. The press release is attached as Exhibit 99.1, and the regulatory agreements are attached as Exhibits 99.2, 99.3 and 99.4, and such exhibits are hereby incorporated herein by reference. The description of the agreements contained in the press release is qualified in its entirety to the full text of the agreements.


Item 7.  Financial Statements and Exhibits.

             (c)   The following exhibits are filed with this report:


             Exhibit Number                          Description

                  99.1                   Press Release

                  99.2 Agreement between Providian National Bank and the Office of the Comptroller of the Currency

                  99.3 Agreement between Providian Bank and the Federal Deposit Insurance
                                         Corporation

                  99.4 Agreement between Providian Bank and the Utah Department of Financial Institutions

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PROVIDIAN FINANCIAL CORPORATION



                                    By: /s/ James H. Rowe
                                       ---------------------------------------
                                    Name:   James H. Rowe
                                    Title:  Executive Vice President and
                                    Chief Financial Officer

Dated:  November 29, 2001

                                  Exhibit Index

             Exhibit Number                         Description

                  99.1                   Press Release

                  99.2 Agreement between Providian National Bank and the Office of the Comptroller of the Currency

                  99.3 Agreement between Providian Bank and the Federal Deposit Insurance
                                         Corporation

                  99.4 Agreement between Providian Bank and the Utah Department of Financial Institutions